================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 30, 2000

                      TELTRAN INTERNATIONAL GROUP, LTD.
--------------------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)

      Delaware                     0-25641                 11-3172507
    ---------------           ---------------------       -------------------
    (State or Other           (Commission File No.)       (IRS Employer
    Jurisdiction of                                       Identification No.)
    Incorporation)

One Penn Plaza, Suite 4632, New York, New York                        10119
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 643-1283
                                                    --------------

================================================================================

Item 7 of the current report on Form 8-K, filed March 29, 2000 is hereby amended to read in its entirety as follows:

       Item 7. Financial Statements, Pro-Forma Information and Exhibits

               (a)  Financial Statements of Business Acquired
                    -----------------------------------------

               Reference is made to index included with the Financial Statements attached.


               (b)  Pro Forma Financial Information
                    -------------------------------

               Reference is made to index included with the Financial Statements attached.

               (c)  Exhibits
                    --------

       10.23 Agreement for Sale and Purchase of Part of the Business of The Web Factory Limited dated as of among The Web Factory Limited, Castlegate 133 Limited, Teltran International Group, Ltd. and Datatec Limited dated
                                 March 15, 2000.

                         ---'                                0396331

10 08 9.9

Cempony ttegiscrsilon 1%0. 03096331

THE WEB ,FAC'TORY LIMITED

Report and financial Staccmcnts 31 March 1999

G

Dull & Taruehe
Calamnla Geolm
Marts 51rqa
6o.tVwU
serksblrc

AC f l IPA                                                             I~M11

RECEIVED DATE : 03/06 '17:30100        FROM:2129729487

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




                                10-08-99

              D6   Wi ,                              THE WED FACTORY LIMITED
               .:.
             REPORT AND FINANCIAL STATUNENTS 1999
             CONTENTS                                                    page
             Ofem and proresstenef lidviscrs                                !

             djttttory' Ifport
             Stataneat oldfroctor,c' reaponsipilitirs                       3
             Auditors' report                                               e
             Profit and loss account                                      . s
             BalI0G1 sheet                                                  6
             Notes to l11* ~eco~nts                                         7

                                                                        03096331


                             10-08-99
                                         THE WED FACTORY UNILTE

       O
    TOWN

RF;YORT AND FItv \NCIAL STA?FvIFaN-rS 1999
OFFICERS AND PROFESSIONAL ADVISERS

D11tEC!`03iS

A Harvey                                              .
Mrs P Morris
S ! Griffiihs
2 f'aerimrs.                                                (appoinico 1
Dcccmbcr 1998)
J Ivloneanana                                               IpDDOinced l
peCmba 1998)
J lomsrs                   (rappoinevd 1 !'~emCar 1998)

SECRETARY

A ! larvcy

REGISTERED OFFICE

APY Building .
$pfidWC11 Road
Piuisbvuae Industrisl fault Eass
No,.cW is
Sta.tt-or0rhllc
ST3 : RG

wtrDrrciRS

~cb:m do 1'ouchc
Chnered Accountants
Columbia Centre
Murkce SW a%
Braetd,ch
6erk~Alrc
RCY12 IPA

                                                   s

RECEIVED DATE - 03l06 17:30100         FROM
:219729487
                                             a 1,
                                             i
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









                             10            0 8                     9 9
                                                       THE WEB FACTORY LIMITED
                  Ti~c_hE

               DIRECTORS' RE-PORT

               T7ro dlreuors preb:nt 1ficir annual rcpon and the audited tirtinei'I ttrtamants for the year crrd.:d 71 Match 1999.

               ACTIYITJItS The principal sctirity of the cornDanY in roe y.er Under n.;cw ..a. that vf prooisivn of crrmrnvnisanon solvlivns and fOlZw3rc authority.

               REYIEW OF DEVELOPMENTS AND FUTURE PROSPECTS The results for the ycar end fiaaneial pasilion of the Company ere v ahar..n in the annex,-4 fir.:rociel statements. The directors trm;.in ofuimistie spout the Company's future prospects.

               DIVIDENDS Tfv dividends will = diLtriDulcd (or lht; ycnr ended 31 March 1199 (1998 -nil).

               Y EAR 2000

               7TJt eireetots of the company recognise the significanct: of this iuut, and believe the) have taken tuffickni mseaares to mitigate All sitaiflcant risk. the Costs of whle)f arc not eepeded to be leatcrial.

               DIKECTORS AND THEIR INTERCSTS

               The beneficial intertats of the tlilaetors hetdine oflf:ce during she year b she Luuea shag spiral of the eernparfy .ere as follows;

                                               0.4;16.y who-" Wf 1 Op eoc4
                                          31 March     I April
                                              1999        1191
                                              too.           V
               A MN~rr                          9d         135
               Mrs a hloais                    sro          us
               s 1 Grifruhi
                                                90          0s
               E FanW an                         _           _
 .              ~ trt.~ne,.~a~
               1 James                                       .
   y. ~        No alreaas bald any disetosaDle intcrosta it: any other group companies during the year.

               RESE,&IaCtl AND Ds'vFLOPMEhtY

               Th. company unctensl:rs en on-golhg programme of research end deoclppment activities in the, areas of G01ptVVrtIGatieq,tpl~Jliatli RItdfO~ire authority.

               ouatrvRs

               Deloitte At Tnuche were appointed aid auditors during the year. 'flrey hove capressed (heir rrplippJte>;S to continue in otnce aaa a naatot:ot, t<, rnppeint them witl ec proposed at tTfo fvrftlconiklg Annual General Meeting,

               App<'or*d br d of Dircaots
                         raov
               and slaue0 0 ' f of tlsa 8oyd

                          r

               A Harvey Sewewy


,
i;                                 II

                                                                              'I

                                                                        03096331
                                                         10-08-99
                                                         THE WEB FACTORY
                                                         LIMITED

                 STATEMENT OF DIRECTORS' RESPOVSIBILITIEN

                 Company few requires the directors to prepare financial statements for cash r1weirl year which give a true and fair view of tbc sfa:o of,a=ss of tic cocapany as at the t:n4 Or" llnaoolal reef and of clue pfolit or loss of the company for that period. In j.-eparint these fihaneial sd1etnt-nts. the direetoa arc inquired to a select suitable netounting policies and then apply them eoaAlatduly; is mate judgements and estimates that are reaaonoblc and ptudonu is prepare the ,flhanelat statements on the gnltfg eoneem bsals unIes4 It Is Inappropriate to prestnnc that the company will continue in wsineis.

                 The directors ate tctparnsible for keeping proper accounting records vh:eh discrme with reasonable seetwicy at any
,'               time the furartciel position of thtr eomilliany and to
enable ahem to rnsurc that the financial atateatints comply With the Compapita Act 1935. Thcy lure also respontblti far sa(eguarding the asset: of the company and hence rot taking reasonable steps far the prevention and detection of fraud and other lrregularitics

                          -"                                 03096331
               10-08-99
                                        -         -                  -
                                       rxwns 6 Twsft
                                                           ~ehtaaonr naor.os
                                                                    of ice etH~s
        . , . ............................., Contra _. W rr~s -ee tyu sseu5
                                       Mevle:t Street      tcIecao~a orjV, r
                                       aoye 472W'
                                       0-aetncr
                                       #VON Wt AG:7 t f

            AUDITORS' REPORT TO THE MEMBERS OF

            THE WES FACTORY LIMITED

            We have teditac; the financial statemenu on posts 5 l0 1l which have boon prepared under tire accoontiaa pfelieiat sex out ao page 7.

            Respective >retpewtibili6cs ofdlreelVrf atad auditors

            Its described on rsage 7 thto. compayrt directors are<<sponaible for the preperariotl of tinttrte(i( ii4atements. ihit our crspontlbptSe to form an independent opinion, based on ow au01L on loose sratrattau and to rcpors our e9ifrien ro you.

            Basic -4rp9iaiop.

            We conducted oar nudit In accordance wltrt ,pVnicina Standards iiSVed by the Auditing PtsCtioes Hoard. M

            amt includes cxaminalron, 0n s test batty, of evidence telwtal to the, atAOants end dtxleautes In the finarteu) statetnenb, II ail* inlaudes an assrumeet of IAa 5ignirkmt cs;imala an3 judgements. made by the. dlrattus is she preparation of the iutaneial tast:men>s; end of whether the aecounl4,g policies arc >,pptvptialtt to Rte comyany'a circuenslaficca, consistently applied and adequately dlsaoted.

            We ptfurnod and rerf<rrrwae our audit too 1e to obtsln alt the information end exPlisnations -hier we cpntiderrd nmcete,yy in order ur poytda us .viltt tvlTfeJcnt cvidenee to aive rwoaable aa6unrn:e met Inc ManeW swrmarrts arc tree iroe>> tnaterlal missdlement, whether caused by thautt or rather irMylaripr or error. In tortnirg our optrlon we also evaluated the overact adaquael- at the prmsenutlon of information in the financial

            WtcmfnV.
                                                                               r

            Opiatoq

            in eVr opinion the: 8nlrttial etetemenV give a true trtd fair vitw of the state of the company's ailsln a 31 MrtCh 6999 and of its loco Ccr lhc yew than ended end have been properly prepared in accordance with the C.fmpvlkt Act 1945.

            Chanered /tccountantr ind Rs jltfered Auditor

               Z'1 ~,.1~ l~g y

             10-08-99

                                                    HE WEB FACTORY LIMITCD
           -.
              TKWN
                 U

           PROFIT AND LOSS ACCOW4T
'          Year seeded 31 March 1!>99
                                                                           sc4cp
                                                                          monlVs
                                                                           vnaed
                                                                       31 htars4
                                                                  1999      1991
                                        Note                 t            i
           TuW,Npvga                       7                 2,6311.4311.0;7,a69
           Cost of sates                                     (1.709.097)(609.1)
           Gryesyrofit                                       1as9,l3s4.44,749
           Distribution costs                                -      (x,3291
           Administrative expenses                           (1.T773N4)(Td9.213)
           OpE1twTINC LOSS                 o
                                                             Uas,olc)oaa.99s)
           tntorayt eccct,oaDlc                              s,;s9    1.6gs
           Inatsat payable end similar ehnrges             5     (25.120)(7,517)
           L055 V(V ORDINARY ACt1VITtES
            BEFORE TAXATION                                 (767.781), (73d.a?7)
           Tats on less on ordinary acd,oicica                            _
           LOSS ON ORDINARY ACTIVMF.5
            AFTER TAXATION I- OR THE
            FINANCIAL YLAR                                  i367,71tt)(35x,83'7)
           1lsralDad Iris b*oug%c lorxare
                                                              (94~,9P4)(SE9.16T)
           Rentneo loss carrlco W;wrar0
                                                            (!,321.715)(9a3,99a)

           All amounts dor;.ro from <Onti,,~;na, oct;..itive. 71,erv aye no roeotnlawd mina or loses fa the current financial rear or p1CGC01ng financial Ixr~iod tuher than as rtated above and eeeord;ngly no sVtamant of tool recog,ntsod galeu and lesser is pemaes.ccd.

i

                                                                               3

                                   I

10-08-99
                  D  ttH&                                Tr1E WEB PACTORY
                  IAWTED
                 BALANCE SHEET
                 31 Marsh 1999'

                                               Note                  1999
    !9'91
    -                                                                   (pound)

                 FIXED SETS
                 Tanslblaa>,sets                 6                  16"21 205.072
-                CURRENT ASSETS
                 Stocb                           7                 12,151  30.816
                 Dabtors                         B                812402  590.137
                 t.= at 08 n1 toils tr                             banal2.172 . . 300.9:3
                 ...........                                       az~,vzt
                 911.924

                 CREDITORS: amounts faltlDs due
                  witbiaencyerr                  9            (1,17~,.Ili)(632,'559)
                 Id>tT CliRi~ErT ~l.Irt,l3tLiTtE5~S5(pound)TS                   ;297.393)
 56,937
                 TOTAt_AoSIrTS OM; CURAZNT
                  LIABILITIES                                    _I28.77Z)(26.1.0091
                 COMt717'Q1%S= amanntc ratting dug
                  stler snot= shoo 'One yeso    10              f.90D.000)(93,000)
                                                               [1.02E.7?2)' (660.991)
                 CAPITAL JIND RESCAV E$
 o               Cal led up share capital      ! 1                    4911  c jai
                 Sham A            ~oa Account ium                        282,422o ?82.822
                                                               (1.~I1.773)(943.991)
                 EQUITY $MAR(pound)1iO:.DERSY FUNDS                  (1,028.771)(60,991)
                                                                                w

                 -O,,x fa,,,,,,,ctsl yat~:mencs ~.~ ~pprore0 Dr the hoard o1
                 Cirectors on ,~3~i.~                              1999.
                 s1ptd W1 peR317 ef tile Baird of 0iraeaeaz,
                 P TJorria  ~~
                            m,,,s sw
                 DireCtor                                          '

10-08-99
                                                  THE WED FACTORY LifflITED

          NOTES TO T11E ACCOUNTS Year ended 31 h12reD 1999

          J,  IMFOIlA1wTIr1N REGARDING DIRECTORS AND CRII'LOY8:C5
                                                                            Seen
:.J                                                                   months
                                                                           end*d
                                                                         31 Mare
                                                                 099    199e
                                                                   t       s
               Dlnecort' emelumenls
               Rcmuncraclon                                  16:,9261 Z 1.118
                                                                1949   199<;
                                                                ]Vo_    Pto.
               Average number of pargop: cmploycd
               Dircaors
                                                                  10       6
               I1Qmlnutnlion
               PrCdtlciwn                                         ~4      25
                                                                   i       !
                                                                   17      42

               Stsff cola durint Ihc yCar (inavdini aircclon)
               Water wd saterlrr                             LZ99 888458.80?
               Social security eons                           119x127~ 44.115
                                                               1,4191.310713,617
                                                                   .-r ....r~r~r

           A.  OYGtVSTIfrG LOSS'
                                                                          Seoria
                                                                          MCnlba
                                                                           eadcd
                                                                       51 M>,rip
                                                                 1999    1998
                                                                              if
                Opcntla` leis is aRer cRar81n8o
                Nsre of plm end n.aehinery                      i~917 o17.761
                I Iitc of motor veAlclvs                      '7y,030  33,093
                Oepreeiuion -ovnetl assets                    1:5.1:0  31,399
                /lvdilora' ramVfwaov..........................1.1,000  71,J6Z
                Foreign e><cAanQS diQsrsncs=                        -   i.~t4
                Operating !exerts - Land alld buildings         0,816  18,095
                Openuin-. lenset-oLhera~-;cts                 19i,Sld  BA,660


                                        I

10-08-99
              p&                                     THC 1VEI>: FACT'nRY
              l.tR11TED

            iw>r
                Toopbe
                ------
                   V
-------------------

             140TES TO THlr ACCOUNTS

             Year cadcd 31 Mach 1999

             5.  ttvTEREST PAYABLE AND 5t.'6nLr1R CHAnCES


                                                                           ScYri

                                                                          mvntVa

                                                                          eltdld
                                                                              31
                                                                           11sML
                                                                            1999
                                                                             n9e
                                                                               f
                                                                               s

 .--'             Bank loom, ooardrslb and ether loans            23,1TO   7,317
                                                                      m      mr

              .  rANclaLe rlxeo ASSf.TS

                                                  FIKlurss mind Computer
                                                     COMP941ff

                                                   G<<IaggOardworQ software
                                                   'i"oul
                                                       t      t       =       s
   '             co,,
                 At 1 April 1998                  43,010 3ozaas       - SaS,s95
                 Addition&                        11,133 50.643  20.17)att,Tti9
                 A, 31 M011711 199'9              E0.7673f3,72a  70,177 434,664
                 Accumutalad dcprccirlfOM
                 w t April 19"                     4.0131.36,110      - 140,523
                 Charge for the ycs.o              9.470110.317   5.833 123,220
                 At 31 Marts 1999                 11,4812a7,127   5.411 2dd,411
                 Nei book value
                 we 31 March 1999                 47,290los,601  14,740 169,621
                 At 31 Moocn 1998                 33.997166.075       - 205,072

              T.  STOCKS

                                                                            1999
                                                                            1598
                                                                       C . 1

                  Finished floods                                 I? 431
                  10-E16
                  'Work-In.peoarcu                                    -
                  20.000

                                                                          12,451
                                                                          30.816

              s.  DEBTORS

                                                                            1999
                                                                           197>i
                                                                       t       i
                  Tr3de debtors                                   37`,"a 516.129
                   Amounh vxcd by fdlo           , mb3iCisry undrnakinos61.136
                   Other debtors
                   Pnparmertls ao0 aeaucd ine-ime                  137,652$1,760
                                                                  a12r102520.127

                                                                               a

                                                                        10-08-99
               MiA.L aii ssoym '. ..~   s- r,.y ,~aa
               v

            DOM&                                   T1lF W>rB FACTORY LlM1TEr)

           NOTES ?O THE ACCOUNTS
           Year oodad 31 March 1999
           9. CREDTT01tS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                        199s
                                                                   f       s

               Dank loser: and ov;rdraAs                     30s,72A 211,277
               Trade ctsditorr                               571 A34 796.101
               Amounts aortd t0 trouD un4cnakin6s
                                                              It,1x9  Ia,609
                 Patent company                                26296
                 Other
               Other tuxes tend social security               57,33291,052 .
               OVfcr creditors                                 1.102
               Accruals and deferttd income                 1e3.793   13E3aE

                                                                   t.ac,sla   a3
                                                                            ~ta9

            10. C;Re.nITORS: Ai`IOU,ITS BALLING DUE AFTEQ,'-TOFG 711A.-'S ONE YEA.R
                                                                    t9>!9   t99a
                                                                               s

                sank loans                                          - 7L5,000
                Amounts ewes' to parent Company              904.000 . 900,000

                                                                  909900  923.9m

            11. CALLED LP SNARE CAP1'TA1.

                                                                            1999
                                                                           199x!

_ :             ~1vNOriSrd                                          !       !
                  1,1100,tX10 erdin0ry (hires of IOp each    1I10,00D'100.000
                Called up. allotted and fully paid
                  I,t110 orGlner7 ahmca of I Op oath                ,
                                                                             161

             IL OPERATING LEASE COMMITMENTS

                 At 31 Mares 1999 the company w= comtnweV to msl;lng the tblto.,.ins epcratin5 liase paY%,cnes in the
              o  fellewinb year-

                                                Land                 199A
                                                Land and        Land and
                                                Du:Wlngs  Other 8ui14iap   Otter

                                                     L       i       !       i
                 !.eases which atpirc:
                   within one Yew
                   Within 2 to 3 yeas           51.700       -  42.360  19 910
                   After 5 ycats                17,500       -  13.500 160.359

                                                   64.700 191.319 56_060
                                                   1912f4


                                                                              ID

           10-08-99

                                         THF Wye vACTORY LIMITED
   YAWN

NOTES TO THE ACCOUNTS Year coded 31 March 1999

13_   ULTIMATE PARFUTCOMPANY

    The immed:a%u ...d viumate pvar~r and coArrollin= party of T'Ae Web Factory Urttited 17 ':aotstee Llrnited. a company inoorporotal to South Alrlcs, The aceounu of Dasalee Llmited may b* obtained rrom PO 00:4 76724,Wer%dywaod 2144, South Africa.

 16. RCLATED PAan' DISCLOSURES

     Relationship         Kagarc or traasacdooaLaval ar          Ralaaee a1 .
                                        traast,ctletu            31 Martr1 1999
                                               (pound)             f

      Debtors
      Portrnt             lotorcornpony "dins  166.339           16,16o(
      Fellow group subsidiaries                       Interearnpany tracing
      70.071              30,972
      Cre0lcors
      Parent              IetereemDany trading       -           (~Lg ~.,~9) .
      fellow group sutosldiaftaa                      IDtercornpany erealnS
      13.703              CIS.29=)
      Parcns              Lose                       -           (900.000)

                          NOTES TO UNAUDITED PRO FORMA

                          COMBINED FINANCIAL STATEMENTS


The unaudited pro forma combined statement of operations for Teltran International Group, Ltd And Subsidiaries consists of actual operating results for the year ended December 31, 1999 for Teltran and unaudited year ended December 31, 1999 for the Web Factory Ltd.

On March 15, 2000, Teltran's newly formed United Kingdom subsidiary, Teltran Web Factory, Ltd. acquired all the assets of the network business conducted by the Web Factory Ltd., a U.K. affiliate of Datatec Limited, a South African Corporation. The acquisition included financial software, customer contracts and network/computer assets for a purchase price of approximately $4,800,000 (approximately 3,000,000 pounds).

The Company made a payment of approximately $1,200,000 at the closing of purchase and an additional $1,200,000 April 30, 2000. Additional payments of approximately $1,200,000 are due August 31, 2000 and December 31, 2000.

Pro forma adjustments giving effect to the acquisition in the unaudited pro forma combined financial statements reflect the following:

a. To record the acquisition of the Web Factory, Ltd. at approximately $5,000,000 (representing 3,000,000 pounds with conversion at current rate to be between $4,800,000 and $5,000,000-based upon $1.62 conversion rate).

b. To record allocated expenses of approximately 35% of the Web Factory's expenses for general and administrative as shown at March 31, 1999. Since the network division (which Teltran acquired) does not show any general and administrative expense in its separate financial statements (unaudited) at December 31, 1999, we believe that the allocation of general and administration expenses based on sales show a fairer picture of the pro forma costs to operate the network division that Teltran acquired.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2000

                                            TELTRAN INTERNATIONAL GROUP, LTD
                                                     (Registrant)

                                            By: /s/ Byron Lerner
                                               ------------------------------
                                                Byron Lerner, President